Exhibit 99.1

KPMG LLP 1676 International Drive McLean, VA 22102

Independent Accountants’ Report on Applying Agreed-Upon Procedures

OneMain Financial Holdings, LLC (the “Company”)
OneMain Financial Funding III, LLC (the “Depositor”)
Citigroup Global Markets Inc. (the “Initial Purchaser”)
(collectively, the “Specified Parties”)

Re: OneMain Financial Issuance Trust 2015-3 – Loan File Procedures

We have performed the procedures enumerated below, which were agreed to by the Specified Parties, solely to assist the Specified Parties with certain information pertaining to a pool of consumer loans (the “Loans”) which we were informed are intended to be included as collateral in the offering of OneMain Financial Issuance Trust 2015-3 (“OMFIT 2015-3”). This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to and found it to be agreement. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•	The phrase “Data File” means an electronic data file containing information with respect to 130,103 consumer loans provided by the Company on August 25, 2015.

•
The phrase “Selected Loans” means the Company determined sample size of 361 Loans which we were instructed by the Company to randomly select from the Data File. The Selected Loans were selected using the “rand” function in Microsoft Excel. The sample size was determined using a statistical sampling methodology using a 95% confidence level, a 5% maximum error rate and a 3% expected error rate. We provided a listing of such Selected Loans to the Company.

•	The phrase “Sample Characteristics” refers to the Company selected data fields listed in the table below.

•
The phrase “Loan Agreement” refers to copies of loan agreements for each Selected Loan provided by the Company. We make no representation regarding the execution of the Loan Agreement by the borrower or the validity of the borrower(s) signature(s).

The Company is responsible for the Data File and Loan Agreements provided.

KPMG LLP is a Delaware limited liability partnership, The U.S. member firm of KPMG International Cooperative (“KPMG International”), a Swiss entity

OneMain Financial Issuance Trust 2015-3
September 1, 2015

For each Selected Loan, we compared the Sample Characteristics as shown on the Data File to the corresponding information in the Loan Agreement.

Sample Characteristics
First 5 (five) Characters of the Borrower(s) Last Name (customer_name_original)
Account Number (account_original)
Date of Contract (note_dt)
Total of Payments (total_of_payments_original)
Annual Percentage Rate (APR) (apr_original)
Amount of Standard Payment (payment_amt_original)
Number of Payments (number_of_payments_original)

We found such information to be in agreement. There were no conclusions that resulted from the procedures.

We were not engaged to, and did not perform an audit, examination or review, the objectives of which would be the expression of an opinion or conclusion on the accuracy of the information on the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures performed were applied based on methodologies and information included in the Data File or provided by the Company, without verification or evaluation of such methodologies and information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the methodologies, assumptions or information provided to us by the Company, (ii) the physical existence of the Selected Loans, (iii) the reliability or accuracy of the Loan Agreement, the Data File, or data and documents furnished to us by the Company which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Selected Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Selected Loans being securitized, (iii) the compliance of the originator of the Selected Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Selected Loans that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

OneMain Financial Issuance Trust 2015-3
September 1, 2015

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of OneMain Financial Holdings, LLC, OneMain Financial Funding III, LLC and Citigroup Global Markets Inc. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

September 1, 2015